SCHEDULE 14A INFORMATION

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(A) Of The Securities Exchange Act Of 1934 (Amendment No.)

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Franklin Alternative Strategies Funds

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FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
Franklin Pelagos Managed Futures Strategy Fund

One Franklin Parkway
San Mateo, California 94403-1906

IMPORTANT SHAREHOLDER INFORMATION

September __, 2013

As a shareholder of Franklin Pelagos Commodities Strategy Fund (the “Commodities Fund”) and Franklin Pelagos Managed Futures Strategy Fund (the “Managed Futures Fund”), each a series of Franklin Alternative Strategies Funds (the “Trust”), we wish to inform you that the Board of Trustees (the “Board”) of the Trust has approved, subject to shareholder approval, for each of the Commodities Fund and Managed Futures Fund (i) a new investment management agreement with Pelagos Capital Management, LLC (the current subadviser for the Commodities Fund and Managed Futures Fund); and (ii) an amended “manager of managers” structure whereby the investment manager will be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

This solicitation is being made on the terms and subject to the conditions set forth in the accompanying Consent Solicitation Statement that describes the new investment management agreements and amended “manager of managers” structure.  Also enclosed you will find your written consent card.  Please complete, date and sign the written consent card and return it to the Secretary of the Trust by 3:00 p.m., Pacific time, on September 27, 2013.

The Board recommends that all shareholders of the Commodities Fund and the Managed Futures Fund consent to the respective investment management agreements for the Commodities Fund and Managed Futures Fund and the amended “manager of managers” structure.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
Franklin Pelagos Managed Futures Strategy Fund

One Franklin Parkway
San Mateo, California 94403-1906
_________________________________________

NOTICE OF SOLICITATION OF CONSENTS

To the Shareholders of Franklin Pelagos Commodities Strategy Fund (the “Commodities Fund”) and Franklin Pelagos Managed Futures Strategy Fund (the “Managed Futures Fund” and with the Commodities Fund, each a “Fund” and collectively, the “Funds”):

This Notice of Solicitation of Consents and accompanying Consent Solicitation Statement are being furnished to you by Franklin Alternative Strategies Funds (the “Trust”) in connection with the solicitation, on behalf of the Trust’s Board of Trustees (the “Board”), of written consents from the holders of the outstanding shares of each Fund to take an action that requires shareholder approval.

The Board is requesting that the shareholders of each Fund approve:  (i) a new investment management agreement with Pelagos Capital Management, LLC (the current subadviser for the Funds) on behalf of each Fund; and (ii) an amended “manager of managers” structure whereby the investment manager will be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

Please complete, date and sign the enclosed written consent card and return it to the Secretary of the Trust.  To be counted, a shareholder’s properly completed written consent card must be received at or before 3:00 p.m., Pacific time, on September 27, 2013 (the “Expiration Date”), subject to extension by the Board.

The Board recommends that all shareholders of each Fund consent to their respective new investment agreements and amended “manager of managers” structure.  You can do so by marking the box entitled “CONSENT” with respect to the proposal on the enclosed written consent card.  If you do not return the enclosed written consent card, the proposed investment management agreements and amended “manager of managers” structure may not take effect.  If you sign and send in the written consent card but do not indicate that you consent to a new investment management agreement and amended “manager of managers” structure, we will treat this as a consent to the approval of such investment management agreement and amended “manager of managers” structure.  Consents may be revoked by shareholders at any time prior to the deadline for the receipt of written consents of the holders of a majority of the outstanding shares of each of the Funds entitled to act.

By Order of the Board of Trustees,

Steven J. Gray
Vice President and Secretary

September [_], 2013

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
Franklin Pelagos Managed Futures Strategy Fund

One Franklin Parkway
San Mateo, California 94403-1906

CONSENT SOLICITATION STATEMENT DATED SEPTEMBER [_], 2013

Introduction

This Consent Solicitation Statement (the “Statement”) is being furnished in connection with the solicitation of written consents of the shareholders of Franklin Pelagos Commodities Strategy Fund (the “Commodities Fund”) and Franklin Pelagos Managed Futures Strategy Fund (the “Managed Futures Fund” and with the Commodities Fund, each a “Fund” and collectively, the “Funds”)), each a series of Franklin Alternative Strategies Funds (the “Trust”), to approve for each Fund:  (1) a new investment management agreement with Pelagos Capital Management, LLC (the current subadviser for the Funds) (“Pelagos”); and (2) an amended “manager of managers” structure whereby the investment manager will be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

Upon shareholder approval of the proposed new investment management agreements, a Fund’s existing investment management agreement with Franklin Advisers, Inc. (“FAI”) will terminate.  The termination of the existing investment management agreement will also terminate the current subadvisory agreements that Pelagos has with FAI.  This Statement contains important information for you to consider when deciding whether to consent to these matters.  Please read it carefully and keep it for future reference.

The Trust’s Board of Trustees (the “Board” or “Trustees”) has determined to obtain shareholder approval of each investment management agreement and the amended “manager of managers” structure by written consent, rather than by calling a special meeting of shareholders, because the Commodities Fund has only twelve shareholders and the Managed Futures Fund has only thirteen shareholders as of the July 31, 2013 record date relating to this Statement.  Written consents are being solicited from the shareholders of each Fund pursuant to the Trust’s Agreement and Declaration of Trust and By-laws.

Consent solicitation materials, which include this Statement and a written consent, are being sent to all Fund shareholders on or about September 27, 2013.

The Board is sending you this Statement in connection with the Board’s solicitation of consents to approve (i) a new investment management agreement with Pelagos on behalf of the Funds; and (ii) an amended “manager of managers” structure.  Certain Trustees or officers of the Trust or employees of Pelagos may solicit consents by telephone, facsimile or in person.  Pelagos will pay all of the costs of this solicitation.

Required Vote

To become effective, an investment management agreement and the amended “manager of managers” structure must each be approved by a “majority of the outstanding voting securities” of the Fund to which it relates, as defined in the Investment Company Act of 1940 (the “1940 Act”), which is the affirmative vote of more than 50% of the outstanding voting securities of the particular Fund (the “Requisite Consent”).  Each shareholder of a Fund of record on July 31, 2013 (the “Record Date”) will be entitled to one vote for each full share and a fractional vote for each fractional share of a Fund that the shareholder holds.  Voting will occur on a Fund by Fund basis with respect to each proposal.  Because none of the outstanding shares of the Funds are held in a brokerage account, there will not be any broker non-votes.  Abstentions will have the same effect as voting against a proposal.  If you do not consent to the new investment management agreement or amended “manager or managers” structure or if you do not vote at all (abstain), and the Trust does not otherwise obtain enough consents to approve a new investment management agreement or amended “manager of managers” structure, an investment management agreement or amended “manager of managers” structure will not be approved.  If an investment management agreement or amended “manager of managers” structure is not approved for a Fund, the Board will decide on an appropriate course of action for such Fund.

The Board recommends that shareholders of each Fund CONSENT to their respective new investment management agreements and amended “manager of managers” structure.

How to Submit Consents

All written consents that are properly completed, signed and delivered prior to September 27, 2013, and not revoked prior to acceptance, will be accepted.  If you have any questions about this consent solicitation or how to vote or revoke your consent, or if you need additional copies of this Statement or voting materials, please contact the Trust’s Secretary at (650) 312-2000.

Shareholders of record who desire to consent to their Fund’s investment management agreement or amended “manager of managers” structure may do so by delivering the written consent to the Secretary of the Trust in accordance with the instructions contained in the written consent.  If the written consent is properly completed and signed, the shareholder will be deemed to have consented to an investment management agreement and amended “manager of managers” structure.  Failure to return the enclosed written consent card will have the same effect as a vote against approval of an investment management agreement and amended “manager of managers” structure.

Written consents must be executed in exactly the same manner as a shareholder’s name appears on the account registration.

A shareholder must complete, sign, date and deliver the written consent (or photocopy thereof) for such holder’s shares to the Secretary of the Trust.  Such written consent may be delivered to the Secretary of the Trust by hand.

Expiration Date of Solicitation

The solicitation of consents will expire at 3:00 p.m., Pacific time, on September 27, 2013 (the “Expiration Date”), unless the Requisite Consent is received prior to such date, in which case, this solicitation will expire on the date that the Requisite Consent is obtained.  Notwithstanding anything to the contrary set forth in this Statement, the Trust reserves the right, at any time prior to the Expiration Date, to amend or terminate this solicitation, or to delay accepting consent cards.

Revocation of Consents

Written consents may be revoked or withdrawn by a shareholder at any time prior to the date a Fund has received the Requisite Consent and has accepted the written consents or prior to 3:00 p.m., Pacific time, on the Expiration Date, whichever is earlier.  To be effective, a written revocation or withdrawal of the written consent card must be received by the Secretary of the Trust prior to such time and addressed as follows: Secretary, Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906.  A notice of revocation or withdrawal must specify the shareholder’s name and the number of shares for which consent is being withdrawn.  As of the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable.

The Proposals

Proposal 1:                      To Approve a new Investment Management Agreement with Pelagos Capital Management, LLC with respect to the Commodities Fund

Proposal 2:                      To Approve a new Investment Management Agreement with Pelagos Capital Management, LLC with respect to the Managed Futures Fund

Proposals 1 and 2 each require shareholder approval.  If Proposal 1 is not approved by the shareholders of the Commodities Fund or Proposal 2 is not approved by shareholders of the Managed Futures Fund, then the Board will need to consider what steps to take with respect to the ongoing management of the Commodities Fund or the Managed Futures Fund.  Proposals 1 and 2 are described more fully below.  Proposal 3 relating to the amended “manager of managers” structure follows the discussion of Proposals 1 and 2.

Why are new investment management agreements being proposed for approval by shareholders of the Funds?

Since each Fund commenced operations on December 7, 2011, FAI has served as the investment manager to each Fund pursuant to separate investment management agreements dated November 4, 2011 (each a “Current Investment Management Agreement”) and Pelagos has served as a subadviser to each Fund pursuant to subadvisory agreements dated November 4, 2011 (each an “Original Subadvisory Agreement”) and June 5, 2013 (each a “Current Subadvisory Agreement”).  Prior to the commencement of operations of each Fund, Franklin Templeton Institutional, LLC (“FTI”), an affiliate of FAI and an indirect subsidiary of Franklin Resources, Inc. (“Resources”), acquired a 20% ownership interest in Pelagos with the right to increase its equity ownership.  On June 13, 2013, FTI exercised its right to acquire the remaining 80% equity interest in Pelagos from Stephen P. Burke, Chief Executive Officer, Chief Compliance Officer and Portfolio Manager of Pelagos, and John C. Pickart, Chief Financial Officer, Chief Investment Officer and Portfolio Manager of Pelagos, the other principal shareholders of Pelagos (the “Management Buyout”).  In connection with FTI’s Management Buyout, Messrs. Burke and Pickart entered into employment agreements with Pelagos.  As part of the Management Buyout, FTI will pay up to $4.9 million for the 80% equity ownership interest, subject to certain conditions.  The Management Buyout constituted an “assignment” (as defined in the 1940 Act) of each of the Original Subadvisory Agreements, which resulted in the termination of such Original Subadvisory Agreements.  In anticipation of the Management Buyout, the Trust, on behalf of each Fund, solicited shareholder consent to the Current Subadvisory Agreements, and shareholder approval of the Current Subadvisory Agreements was received on June 5, 2013.

As a result of Pelagos becoming a wholly-owned indirect subsidiary of Resources, the interposition of FAI between Pelagos and the Commodities Fund and Managed Futures Fund is no longer necessary.  Pelagos has been integrated into the investment management, risk management and compliance infrastructure of Franklin Templeton Investments.

At an in-person meeting of the Board on July 16, 2013, Fund management recommended to the Board, and the Board considered and approved a new investment management agreement with Pelagos with respect to each Fund (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”), to be effective upon shareholder approval.  The Board further approved the submission of the New Investment Management Agreements for shareholder approval.  The forms of the New Investment Management Agreements are included in this Statement as Exhibits A and B.

Shareholders of each Fund are being asked to approve their respective New Investment Management Agreement.  Other than Pelagos assuming the role of investment manager, the terms of the New Investment Management Agreements are substantially similar to the terms of the Current Investment Management Agreements, with a few material exceptions.  The New Investment Management Agreements reflect the bundling of each Fund’s Current Investment Management Agreement with its fund administration agreement.  As a result, the New Investment Management Agreements include an increase in the management fee at an annual rate of 0.20% of average daily net assets that reflects the addition of the administration fee charges to each Fund.  Such increase is equal to the annual rate currently charged under each Fund’s fund administration agreement.  The New Investment Management Agreements also include additional language that clarifies the responsibilities of Pelagos with regard to lawsuits involving securities presently or formerly held by a Fund and a Fund’s responsibilities should Pelagos undertake litigation against an issuer on behalf of a Fund.  Lastly, the governing law applicable to the New Investment Management Agreements changed from California to the laws of the State of Delaware since both Pelagos and the Trust are organized in Delaware.  The Current Investment Management Agreements were governed by the laws of California since FAI is a California corporation.  The New Investment Management Agreements will allow the current portfolio management team to continue managing the Funds.  Fund management does not believe that the approval of the New Investment Management Agreements will affect either Fund’s investment goals or principal investment strategies or change the principal risks associated with an investment in either Fund.

What should shareholders know about the Funds’ current investment management relationship with FAI and the current subadvisory relationship with Pelagos?

Investment Manager.  FAI, with its principal offices at One Franklin Parkway, San Mateo, California 94404-1906, is a California corporation.  FAI is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”).  FAI manages, as of June 30, 2013, approximately $474 billion in assets, and has been in the investment management business since 1947.  FAI is a wholly owned subsidiary of Resources.  Resources is a publicly owned holding company with its principal offices at One Franklin Parkway, San Mateo, California 94404-1906.  The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.1% and 16.9%, respectively, of its outstanding shares as of June 30, 2013.  The Trustees of the Trust who are affiliated with FAI or its affiliates (“Interested Trustees”) and certain officers of the Trust who are shareholders of Resources are not compensated by the Trust or the Funds for their services, but may receive indirect remuneration due to their participation in management and advisory fees received by FAI and their affiliates from the Funds.

The following table sets forth the names, titles and principal business addresses of each principal executive officer and director of FAI:

Name and Address	Title

Rupert H. Johnson One Franklin Parkway San Mateo, California 94403-1906	Director

Edward B. Jamieson One Franklin Parkway San Mateo, California 94403-1906	President and Chief Investment Officer

Christopher J. Molumphy One Franklin Parkway San Mateo, California 94403-1906	Director and Executive Vice President

Craig S. Tyle One Franklin Parkway San Mateo, California 94403-1906	Chief Legal Officer

Madison S. Gulley One Franklin Parkway San Mateo, California 94403-1906	Executive Vice President

Kenneth A. Lewis One Franklin Parkway San Mateo, California 94403-1906	Chief Financial Officer

John M. Lusk One Franklin Parkway San Mateo, California 94403-1906	Director and Vice President

Robert C. Rosselot One Franklin Parkway San Mateo, California 94403-1906	Chief Compliance Officer

Mark L. Constant One Franklin Parkway San Mateo, California 94403-1906	Treasurer

William Y. Yun One Franklin Parkway San Mateo, California 94403-1906	Executive Vice President

Attached as Exhibit C is the name of each officer and trustee of the Trust who is also affiliated with FAI, Pelagos or their affiliates.

Subadviser.  Pelagos, with its principal offices at One International Place, 25th Floor, Boston, Massachusetts 02110, is a Delaware limited liability company.  Pelagos is registered as an investment adviser with the SEC.  As of June 30, 2013, Pelagos manages approximately $222 million in assets.  Pelagos is a wholly-owned subsidiary of FTI.  FTI, with its principal offices at 600 Fifth Avenue, New York, New York 10020, is wholly owned by Franklin Templeton Distributors, Inc. which is a wholly-

owned subsidiary of Resources.  Franklin Templeton Distributors, Inc.’s principal offices are at One Franklin Parkway, San Mateo, California 94404-1906.

The following table sets forth the names, titles and principal business addresses of each principal executive officer of Pelagos:

Stephen P. Burke One International Place 25th Floor Boston, Massachusetts 02110	Chief Executive Officer, Chief Compliance Officer, and Portfolio Manager

John C. Pickart One International Place 25th Floor Boston, Massachusetts 02110	Chief Financial Officer and Portfolio Manager

No officer or Trustee of the Trust also serves as an officer, member or employee of Pelagos.

Most Recent Shareholder and Board Approvals.  The Current Investment Management Agreement of each Fund was last submitted to the sole shareholder of the particular Fund on November 4, 2011 in connection with the commencement of such Fund’s operations.  On May 21, 2013, the Board of the Trust voted to approve the Current Investment Management Agreement.  On May 21, 2013, the Board of the Trust voted to approve the Current Subadvisory Agreements in anticipation of the Management Buyout and to submit the Current Subadvisory Agreements for shareholder approval.  The Current Subadvisory Agreement of each Fund was last approved by the shareholders of the particular Fund on June 5, 2013.  On July 16, 2013, the Board of the Trust voted to approve the New Investment Management Agreements and submit them to shareholders for their approval.  The Board also approved to terminate the Current Investment Management Agreement effective upon the approval by shareholders of the New Investment Management Agreements.

Investment Management and Subadvisory Contractual Rates of Compensation.  Each Fund currently pays FAI a fee equal to an annual rate of 0.65% of its average daily net assets.  FAI in turn pays Pelagos for its services out of the fees FAI receives from each Fund a fee at an annual rate equal to 0.50% of the value of its net assets.  FAI and Pelagos also serve as the investment manager and subadviser, respectively, to Cayman Islands based companies, which are wholly-owned by a particular Fund (each a “Cayman Subsidiary” and collectively, the “Cayman Subsidiaries”) that are used to hold commodity-linked derivatives interests on behalf of such Fund.  The investment management and subadvisory contractual fee arrangements for the Cayman Subsidiaries are identical to those of the Funds.  FAI and Pelagos have contractually agreed to waive the fee it receives with respect to a Fund in an amount equal to the fee it receives with respect to its respective Cayman Subsidiary.

Fiscal Year 2013 Advisory and Subadvisory Compensation Earned.  For the fiscal year ended May 31, 2013, the aggregate amount of investment management fees paid by the Commodities Fund to FAI was $547,453.  From the management fees FAI received from the Commodities Fund, FAI paid Pelagos for its subadvisory services the amount of $422,658.  For the fiscal year ended May 31, 2013, the aggregate amount of investment management fees paid by the Managed Futures Fund to FAI was $89,027.  From the management fees FAI received from the Managed Futures Fund, FAI paid Pelagos for its subadvisory services the amount of $68,560.

Other Investment Companies Subadvised by Pelagos.  Pelagos also serves as a subadviser to the SunAmerica Alternative Strategies Fund (the “SunAmerica Fund”) of the SunAmerica Specialty Series.  The investment objective of the SunAmerica Fund is to seek to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government securities and other fixed income securities.  The SunAmerica Fund seeks to enhance a traditional portfolio by achieving broad commodity index and hedge fund index exposure, and by employing a managed futures strategy.  Pursuant to a subadvisory agreement with respect to the SunAmerica Fund, SunAmerica Asset Management Corp. (“SunAmerica”) pays Pelagos a subadvisory fee at the annual rate of 0.40% of average daily net assets of the SunAmerica Fund.  Pursuant to a subadvisory agreement with respect to a related Cayman Island subsidiary (the “SunAmerica Subsidiary”), SunAmerica pays Pelagos a subadvisory fee at the annual rate of 0.40% of average daily net assets of the SunAmerica Subsidiary.  Pelagos has contractually agreed to waive the subadvisory fee it receives from SunAmerica with respect to the SunAmerica Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the SunAmerica Subsidiary.  This waiver may not be terminated by Pelagos and will remain in effect for as long as the contract with the Subsidiary is in place.  For the fiscal year ended October 31, 2012, SunAmerica paid Pelagos subadvisory fees of $1,617,799 and Pelagos waived subadvisory fees of $364,948.  As of July 31, 2013, the SunAmerica Fund has approximately $104 million in total net assets.

Are there any material differences between the New Investment Management Agreements and the Current Investment Management Agreements?

Yes.  As further discussed in detail below, the New Investment Management Agreements reflect a combination of each Fund’s Current Investment Management Agreement with its fund administration agreement.  As a result, there is an increase in the management fee at an annual rate of 0.20% of average daily net assets that reflects the addition of the administration fee charged to each Fund.  Such increase is equal to the annual rate currently charged under each Fund’s fund administration agreement.  In addition to the changes associated with the bundling of each Fund’s Current Investment Management Agreement with its fund administration agreement, additional language was added to the New Investment Management Agreements that clarifies the responsibilities of Pelagos with regard to lawsuits involving securities presently or formerly held by a Fund and a Fund’s responsibilities should Pelagos undertake litigation against an issuer on behalf of a Fund.  Additionally, the governing law applicable to the New Investment Management Agreements changed from California to the laws of the State of Delaware since both Pelagos and the Trust are organized in Delaware.  The Current Investment Management Agreements were governed by the laws of California since FAI is a California corporation.  In other respects, the New Investment Management Agreements are substantially similar to the Current Investment Management Agreements.

What are the material terms of the New Investment Management Agreements?

Below is a summary of the material terms of the New Investment Management Agreements.

Investment Management.  The investment manager under the New Investment Management Agreements will change from FAI to Pelagos.  Like the Current Investment Management Agreements, under the New Investment Management Agreements, the investment manager, will manage a Fund’s assets subject to and in accordance with the investment objectives and policies of a Fund and any directions which the Board may issue.  The investment manager will make all determinations with respect to the investment of a Fund’s assets and the purchase and sale of its investment securities.  The investment manager, subject to and in accordance with any directions which the Board may issue, will place, in the name of a Fund, orders for the execution of the Fund’s securities transactions.

The New Investment Management Agreements reflect that the investment manager will be responsible for providing or procuring, as applicable, the administrative and other services historically set forth in each Fund’s administration agreement.  In this regard, it is anticipated that Pelagos will delegate these administrative duties to the Funds’ current administrator, Franklin Templeton Services, LLC.  The New Investment Management Agreements, unlike the Current Investment Management Agreements, contain a general description of the administration service to be provided to each Fund.  The administration services provided for in the New Investment Management Agreements are substantially similar to those services provided in the Funds’ current administration agreement.  The New Investment Management Agreements include two additional administrative responsibilities not explicitly included in each Fund’s current administration agreement.  These responsibilities include preparing and arranging for the filing of registration statements and other documents with regulatory authorities, and maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002, as applicable.

Further, the New Investment Management Agreements contain new language clarifying the responsibilities of Pelagos with regard to lawsuits involving securities held by a Fund and a Fund’s responsibilities should Pelagos undertake litigation against an issuer on behalf of a Fund.  The New Investment Management Agreements provide that Pelagos shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in a Fund, or the issuers thereof, including actions involving bankruptcy.  Further, should Pelagos undertake litigation against an issuer on behalf of a Fund, a Fund will pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets Pelagos may recover and agrees to hold Pelagos harmless for excluding a Fund from such action.  In the case of class action suits involving issuers held in a Fund, Pelagos may include information about a Fund for purposes of participating in any settlements.

Management Fees.  Under the New Investment Management Agreements, each Fund will pay Pelagos as compensation for all services a fee at an annual rate equal to 0.85% of the value of each Fund’s net assets.  The New Investment Management Agreements reflect a combination of each Fund’s investment management fee as set forth in its Current Investment Management Agreement (0.65% of a Fund’s average daily net assets) with its current fund administration fee as set forth in its current administration agreement (0.20% of a Fund’s average daily net assets).  If the proposed 0.85% management fee had been in effect during the fiscal year for each Fund, the Commodities Fund would have paid its investment manager $716,728 instead of the $547,453 it received, and the Managed Futures Fund would have paid its investment manager $116,498 instead of the $89,027 it received.  Such amounts represent a 0.20% increase with respect to the Commodities Fund and a 0.20% increase with respect to the Managed Futures Fund.  Like the Current Investment Management Agreements, under the New Investment Management Agreements, the investment manager will (i) provide investment management services with respect to the Cayman Subsidiary in which each Fund invests and (ii) receive a management fee (the “Cayman Subsidiary Investment Management Fee”) pursuant to separate investment management agreements by and between the Cayman Subsidiary and the investment manager (a “Cayman Subsidiary Investment Management Agreement”).  In this regard, Pelagos, which currently serves as a subadviser to each Cayman Subsidiary, will replace FAI as investment manager of the Cayman Subsidiary.  For as long as a Cayman Subsidiary Investment Management Agreement remains in effect, Pelagos has agreed to waive irrevocably all or any portion of the advisory fee of a Fund that would otherwise be paid by a Fund to Pelagos in any period in an amount equal to the amount of the Cayman Subsidiary Investment Management Fee, if any, actually paid by the Cayman Subsidiary to Pelagos under a Cayman Subsidiary Investment Management Agreement during such period.  Like the New Investment Management Agreements for the Funds, a new Cayman Subsidiary Investment Management Agreement will be put in place and the new Cayman Subsidiary Investment Management Agreement will reflect the combination of the Cayman Subsidiary Investment Management Agreement with the Cayman Subsidiary administration agreement.  Similarly, the Cayman Subsidiary Investment Management Fee will increase 0.20% to reflect the addition of administration services.

Payment of Expenses.  During the term of the New Investment Management Agreements, like the Current Investment Management Agreements, each Fund will pay all of its own expenses other than those expressly assumed by the investment manager under such agreement.

Brokerage.  Under the Current Investment Management Agreements and the New Investment Management Agreements, the investment manager remains responsible for selecting broker-dealers for the execution of the portfolio transactions of the Funds consistent with the Funds’ brokerage policy and “best execution.”  Both the Current Investment Management Agreements and the New Investment Management Agreements authorize the investment manager to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934.

Continuance.  If shareholders of a Fund approve its New Investment Management Agreement, such New Investment Management Agreement will continue until one year from the date of its execution, as opposed to the previous two year term in the Current Investment Management Agreement, unless earlier terminated.  As provided therein, the New Investment Management Agreements, like the Current Investment Management Agreements, are thereafter renewable annually for successive periods not to exceed one year (i) by a vote of the Board or (ii) by a vote of a majority of the outstanding voting securities of the Commodities Fund or the Managed Futures Fund, as applicable, provided that in either event the continuance is also approved by a vote of the majority of the Board who are not “interested persons” of any party to an agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Both the Current  Investment Management Agreements and the New Investment Management Agreements may be terminated at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to Pelagos, and by Pelagos upon sixty (60) days’ written notice to the other party.

Standard of Care and Indemnification.  Both the Current Investment Management Agreements and the New Investment Management Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under such agreements on the part of the investment manager, the investment manager will not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services under such agreements or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

Both the Current Investment Management Agreements and the New Investment Management Agreements provide that notwithstanding the foregoing, the investment manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its registration statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the SEC) which the Trust incurs as the result of action or inaction of the investment manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the investment manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Trust’s Board of Trustees; or (ii) is within the control of the investment manager or any of its affiliates or any of their officers, directors, employees or stockholders.  The investment manager shall not be obligated to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Manager or any of its affiliates from the sale of his shares of the investment manager, or similar matters.  Both the Current Investment Management Agreements and the New Investment Management Agreements provide that so long as such agreements are in effect, the investment manager shall pay to the Trust the amount due for expenses within thirty (30) days after a bill or statement has been received by the investment manager therefor.

What did the Board consider when it approved the New Investment Management Agreements?

At the May 21, 2013 meeting of the Board, the Board, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) of the Trust, discussed and approved each Current Investment Management Agreement and Current Subadvisory Agreement between FAI and Pelagos and determined to recommend that shareholders approve the Current Subadvisory Agreements in connection with the Management Buyout.  Subsequently, at the July 16, 2013 Board Meeting, the Board, including a majority of the Independent Trustees, discussed and approved each New Investment Management Agreement with Pelagos on behalf of each Fund and determined to recommend that the shareholders approve the New Investment Management Agreements.  Prior to these meetings, the Independent Trustees held two meetings dedicated to the approval process (those Trustees unable to attend in person were present by telephonic conference means).  Throughout the process, the Independent Trustees received assistance and advice from and met separately with independent counsel.  The Independent Trustees met with and interviewed officers of FAI and Pelagos (including portfolio managers).

In approving the New Investment Management Agreements, the Board, including the Independent Trustees, determined that the new investment management fee structure was fair and reasonable and that approval of each New Investment Management Agreement was in the best interests of each Fund and its shareholders.  The Board noted that the new bundled management fee equaled the sum of the existing investment management fee under the Current Investment Management Agreements and the rate payable under the existing administration agreement.  In this regard, the Board noted that the terms of the New Investment Management Agreements were substantially similar to the terms of the Current Investment Management Agreements, with the exception of the bundling of the Current Investment Management Agreements with each Fund’s administration agreements.  The Board also noted that the New Investment Management Agreement provided clarification of the responsibilities of Pelagos with regard to lawsuits involving securities held by the Fund and the Fund’s responsibilities should Pelagos undertake litigation against an issuer on behalf of the Fund, and changed the governing law to the law of the State of Delaware.  The Board also concluded that the New Investment Management Agreements would not result in an increase in investment management and administration fee rates, and was not expected to result in a decrease in quality or quantity of services from Pelagos.  In this regard, the Board considered the terms and conditions of the New Investment Management Agreements.  The Board noted that Messrs. Burke and Pickart would continue to have primary day-to-day portfolio responsibilities for the Commodities Fund and the Managed Futures Fund and that Pelagos (and/or one or more of its affiliates) was capable of providing the services currently provided by FAI.

In reaching their decision on the New Investment Management Agreements, the Trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the approval process, which culminated in the meetings referred to above for the specific purpose of considering the New Investment Management Agreements.  Information furnished throughout the year included, among others, the Funds’ Registration Statement on

Form N-1A, reports on each Fund’s investment performance, expenses, portfolio composition, derivatives, asset segregation, portfolio turnover, legal and compliance matters, pricing of securities and net flows, along with related financial statements and other information about the scope and quality of services provided by FAI and Pelagos and enhancements to such services over the past year.  In addition, the Trustees received periodic reports throughout the year and during the approval process relating to compliance with each Fund’s investment policies and restrictions and reports by FAI on the diligence conducted by FAI and/or its affiliates and representatives on Pelagos, including, but not limited to, Pelagos’ operations, policies, procedures and compliance functions and the integration of such operations, policies, procedures and compliance functions with those of FAI.  During the approval process, the Independent Trustees considered FAI’s and Pelagos’ methods of operation within the Franklin Templeton group and their activities on behalf of other clients.

The information obtained by the Trustees during the approval process also included a special report prepared by Lipper, Inc. (“Lipper”), an independent third-party analyst, comparing each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to such Fund as selected by Lipper (“Lipper Section 15(c) Report”).  The Trustees reviewed the Lipper Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios and performance.  They concluded that the report was a reliable resource in the performance of their duties.

In addition, the Trustees received a profitability study prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis.  Over the past year, the Board and counsel to the Independent Trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates.  The Independent Trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to the diligent risk management procedures of FAI and Pelagos, including continuous monitoring and management of counterparty credit risk and collateral, and attention given to derivatives and other complex instruments that are held and expected to be held by the Funds and how such instruments are used to carry out the Funds’ investment objectives.  The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business.  In addition, the Board received updates from management on the SEC’s progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was enacted July 21, 2010, and the compliance of FAI and Pelagos with rules and regulations already promulgated by the SEC under such act, as well as the compliance of FAI and Pelagos with new rules and regulations promulgated by the U.S. Commodity Futures Trading Commission.

In addition to the above and other matters considered by the Trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision.  This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board.  In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors.  In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services.  The Trustees reviewed the nature, extent and quality of the services provided, and to be provided following approval of the New Investment Management Agreement, by Pelagos.  In this regard, they reviewed each Fund’s actively managed fundamental and quantitative investment philosophy and process and Pelagos’ ability to implement such process, including, but not limited to, Pelagos’ trading practices and investment decision processes.  In reviewing the nature, extent, and quality of services, the Board considered that each New Investment Management Agreement will be substantially similar to the Current Investment Management Agreement, with the exception of the bundling of each Fund’s Current Investment Management Agreement with its fund administration agreement.  The Board also considered that each New Investment Management Agreement provided clarification of the responsibilities of Pelagos with regard to lawsuits involving securities held by the Fund and the Fund’s responsibilities should Pelagos undertake litigation against an issuer on behalf of the Fund, and changed the governing law to the law of the State of Delaware.

The Board noted the responsibilities that Pelagos will have as the Funds’ investment manager, including overall supervisory responsibility for the general management of the Funds, ultimate responsibility, subject to oversight by the Board, preparing quarterly reporting to the Board, and the implementation of Board directives as they relate to the Funds.

With respect to the subadvisory services provided by Pelagos, the Board noted the significant responsibilities that Pelagos has as the Funds’ subadviser, including, among others, implementing the Funds’ investment goals and ensuring compliance with the Funds’ investment goals, policies, and limitations.  The Trustees also considered the successful performance of Pelagos in managing another mutual fund with similar investment goals as the Funds.  The Board also considered the subadvisory services that Pelagos provides to each Cayman Subsidiary and the proposed change to appoint Pelagos as primary investment manager for each Cayman Subsidiary.

The Trustees reviewed each Fund’s portfolio management team at Pelagos, including its performance, staffing, skills and compensation program.  With respect to portfolio manager compensation, management assured the Trustees that each Fund’s long-term performance is a significant component of incentive-based compensation.  The Trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of shareholders of the Funds.  The Trustees considered various other products, portfolios and entities that are advised by Pelagos and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts.  The Board considered FAI’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements (all of which would continue to benefit the Funds following approval of the New Investment Management Agreements) and the integration of Pelagos’ operations, policies, procedures and compliance functions with those of FAI.  The Board also considered the nature, extent and quality of the services to be provided under the other service agreements with Franklin Templeton Investments’ affiliates.

During regular Board meetings and the aforementioned meetings of the Independent Trustees, the Trustees considered periodic reports provided to them showing that FAI and Pelagos complied with the investment policies and restrictions of the Funds as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations.

Based on their review, the Trustees were satisfied with the nature and quality of the overall services provided, and to be provided following approval of the New Investment Management Agreement, by Pelagos to each Fund and its shareholders and were confident in the abilities of the management team to continue to implement each Fund’s actively managed fundamental and quantitative investment philosophy and process and to provide quality services to each Fund and its shareholders.

Investment Performance.  The Trustees reviewed the investment performance of each Fund for the calendar year ended December 31, 2012 and since inception.  In light of the limited operating history of the Funds, which had only commenced operations in December 2011, the Board considered the investment performance of Pelagos with respect to the other mutual fund it subadvises with similar investment objectives as the Funds.  As part of their review, they inquired of management regarding benchmarks, hedging activities, and restrictions on permitted investments.  Consideration was also given to performance in the context of available levels of cash, including as affected by net flows, during the periods.  The Trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Funds’ portfolio managers to discuss performance and the management of the Funds.  The Trustees also compared Fund performance to other industry benchmarks as part of their evaluation of investment performance.

In addition, attention in assessing performance was given to the Lipper Section 15(c) Report.  That report showed the investment performance of each Fund in comparison to other funds determined comparable by Lipper.

With respect to the Commodities Fund, the comparable funds to the Commodities Fund, as chosen by Lipper, included all retail and institutional commodities general funds.  The Commodities Fund had total returns in the second best performing quintile for the year ended December 31, 2012.  The Board was satisfied with such comparative performance.

With respect to the Managed Futures Fund, the comparable funds to the Managed Futures Fund, as chosen by Lipper, included all retail and institutional managed futures funds.  The Managed Futures Fund had total returns in the lowest performing quintile for the year ended December 31, 2012.  The Board discussed with FAI and Pelagos the reasons for the relative underperformance for the year ended December 31, 2012.  While noting such discussions and the comparative costs and the limited operating history of the Managed Futures Fund, and intending to continuously monitor future performance, the Board found such comparative performance to be acceptable.

Comparative Expenses and Profitability.  The Trustees considered the cost of the services provided and to be provided and the losses incurred by FAI and its affiliates (other than Pelagos) from their respective relationships with the Funds.  The Trustees also considered the cost of the services provided and to be provided and the profits realized by Pelagos from its relationship with the Funds.  The Board considered the extent to which Pelagos may derive ancillary benefits from Fund operations.  In considering the appropriateness of the management fee and other expenses charged to each Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of the portfolio managers and research staff.  The Board noted that the investment management fee would reflect a combination of the current advisory fee and the current fee payable under the existing administration agreement and would not be additional fees to be borne by the Funds.  As part of this discussion, the Board took into account the fee waiver and expense limitation arrangement in effect through December 31, 2014.  The Board also considered the  services that Pelagos provides, and will continue to provide, to each Cayman Subsidiary and the related fee waivers that were in place.  The Board considered the nature of the services provided by Pelagos to the other mutual fund it subadvises with similar investment objectives as the Funds, the fees that it charges for such services and any potential conflicts.

Consideration was also given to a comparative analysis in the Lipper Section 15(c) Report of the investment management fee and total expense ratio of each Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group.  In reviewing comparative costs, emphasis was given to each Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to such Fund, as well as the actual total expenses of each Fund in comparison with those of its Lipper expense group.  It was noted that the Lipper contractual management fee analysis includes administrative charges as being part of the management fee.

With respect to the Commodities Fund, the Commodities Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group, its total expenses (excluding Rule 12b-1 fees) were in the middle quintile of such group and its total expenses (including Rule 12b-1 fees) were in the second-least expensive quintile of such group.  The Board was satisfied with such comparative fees and expenses.

With respect to the Managed Futures Fund, the Managed Futures Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses (both including and excluding Rule 12b-1 fees) were also in the least expensive quintile of such group.  The Board was satisfied with such comparative fees and expenses.

Based upon its consideration of all these factors, the Board determined that the investment management and subadvisory fee structure was fair and reasonable.

Economies of Scale.  The Board considered economies of scale realized by Pelagos and its affiliates as each Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting such Fund directly or indirectly.  Since each Fund had only commenced operations in December 2011, the Board concluded that economies of scale were difficult to consider at that time.

The Board unanimously recommends the approval of the respective investment management agreements between the Trust, on behalf of the Commodities Fund and the Managed Futures Fund, and Pelagos.

Proposal 3:                      To approve a new “manager of managers” structure whereby the investment manager will be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval

Why am I being asked to vote on this Proposal?

In connection with the organization of each Fund, the Board of the Trust and the initial shareholder of each Fund approved the operation of each Fund in a “manager of managers” structure whereby FAI, as the investment manager, would be permitted to (i) hire an investment manager to serve as a subadviser to a Fund when the subadviser is an affiliated person of Resources (an “Affiliated Subadviser”); (ii) terminate an Affiliated Subadviser and hire one or more other Affiliated Subadvisers; and (iii) materially amend subadvisory agreements with Affiliated Subadvisers, each without obtaining the approval of the shareholders of a Fund, but subject to the approval of the Board of the Trust, including a majority of the Independent Trustees (the “Current Manager of Managers Structure”).  On June 17, 2012, FAI received an exemptive order from the SEC to allow FAI, or any other registered investment adviser directly or indirectly owned by Resources (“Investment Manager Affiliates”) (such as Pelagos) and any existing or future registered open-end management investment company or series advised by FAI or Investment Manager Affiliates to operate a manager of managers structure as described above (the “Affiliated Subadviser Order”).  On June 13, 2013, FAI submitted a new application with the SEC that seeks a new order (the “New Order”) to expand the “manager of managers” structure to cover the hiring of subadvisers that are not affiliated in any way with FAI and Investment Manager Affiliates (“Unaffiliated Subadvisers”).  (The additional ability to hire Unaffiliated Subadvisers under the proposed new “manager of managers” structure is referred to as the “New Manager of Managers Structure.”)

Before a Fund may rely on the New Order, the operation of a Fund using the New Manager of Managers Structure must be approved by a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act).  You are being asked to approve the New Manager of Managers Structure to enable a Fund to operate with greater efficiency by allowing a Fund to use Unaffiliated Subadvisers or Affiliated Subadvisers best suited to its needs without incurring the potential expense and delays that could be associated with obtaining shareholder approvals.  The process of seeking shareholder approval could cause delays in executing changes that the Board and FAI (or Pelagos if shareholders approve the New Investment Management Agreements) have determined are necessary and desirable for a Fund.  Upon receiving Board approval, both Unaffiliated Subadvisers and Affiliated Subadvisers selected by FAI (or Pelagos if shareholders approve the New Investment Management Agreements) could immediately manage a Fund’s assets.

FAI (or Pelagos if shareholders approve the New Investment Management Agreements) does not, however, currently intend to use the New Manager of Managers Structure because FAI (or Pelagos) does not anticipate near-term changes to the portfolio management structure for a Fund.  The Board determined to seek shareholder approval of the New Manager of Managers Structure at this time, however, to avoid additional meeting and proxy solicitation costs in the future as a meeting of shareholders is needed to approve the New Investment Management Agreements, as set forth in Proposals 1 and 2.

How will the Manager of Managers Structure Operate?

The Manager of Managers Structure will operate like the Current Manager of Managers Structure except it will now allow the hiring of Unaffiliated Sub-Advisers.  Under the New Manager of Managers Structure, FAI (or Pelagos if shareholders approve the New Investment Management Agreements) will be permitted to appoint and replace both Affiliated Subadvisers and Unaffiliated Subadvisers for a Fund and to enter into, and approve, amendments to subadvisory agreements without first obtaining shareholder approval.  The Board, including a majority of the Independent Trustees, however, must approve any new Affiliated or Unaffiliated Subadviser and new or amended subadvisory agreement.

Like the current Manager of Managers Structure under the New Manager of Managers Structure, FAI (or Pelagos if shareholders approve the New Investment Management Agreements) has the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement.  Specifically, FAI (or Pelagos if shareholders approve the New Investment Management Agreements) will, subject to the review and approval of a Fund’s Board:  (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of a Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions.  Subject to the review by the Board, FAI (or Pelagos) will:  (a) when appropriate, allocate and reallocate a Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers.  The replacement of FAI (or Pelagos) or the imposition of material changes to the Investment Management Agreement with FAI (or Pelagos) would, however, require prior shareholder approval.

The New Manager of Managers Structure will:  (1) enable a new Unaffiliated Subadviser to commence providing services to a Fund more quickly and with less potential expense to a Fund when FAI (or Pelagos) and the Board believe that such an appointment would be in the best interests of a Fund; and (2) potentially enhance performance by permitting FAI (or Pelagos) to allocate and reallocate a Fund’s assets among itself and one or more Unaffiliated Subadvisers when FAI (or Pelagos) and the Board believe that it would be in the best interests of a Fund.

How does this Proposal affect my fees as a shareholder of a Fund?

Approval of this Proposal will not affect your fees as a shareholder of a Fund.  The New Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by a Fund.  Further shareholder approval would be necessary to increase the management fees that are payable by a Fund.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 3 is approved, Commodities Fund and Managed Futures Fund shareholders will no longer be asked to approve the use of new Unaffiliated or Affiliated Subadvisers for a Fund.  Rather, FAI (or Pelagos) with the approval of the Board would appoint new Unaffiliated or Affiliated Subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approvals.  A Fund will, however, inform shareholders of the hiring of any new Unaffiliated or Affiliated Subadviser within 90 days after the hiring of any such subadviser.

If Proposal 3 is not approved by a Fund’s shareholders, then FAI (or Pelagos) would only enter into new or amended subadvisory agreements with shareholder approval, causing delay and potential expense in making a change deemed beneficial to a Fund and its shareholders by the Board.

Why did the Board approve the Manager of Managers Structure?

The Board approved the New Manager of Managers Structure in order to provide a Fund with faster access to qualified Unaffiliated or Affiliated Subadvisers, without incurring potential expenses or delays that could result from seeking to obtain shareholder approvals.

The Board unanimously recommends the approval of the New Manager of Managers Structure.

Additional Information about the Commodities Fund and Managed Futures Fund

Administrator.  The administrator of each Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091.  FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of FAI and Pelagos.  Pursuant to an administrative agreement, FT Services performs certain administrative functions for each Fund.  Each Fund pays FT Services a monthly fee equal to an annual rate of 0.20% of its average daily net assets.  For the fiscal year ended May 31, 2013, FT Services received $169,275 for administrative services to the Commodities Fund and $27,471 for administrative services to the Managed Futures Fund.  FAI and FT Services have contractually agreed (and Pelagos will agree) in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by a Fund so that the common expenses (i.e., a combination of management fees, administrative fees and other expenses, but excluding acquired fund fees and expenses) of each Fund do not exceed 1.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until December 31, 2014.  Pursuant to an administration agreement, FT Services performs certain administrative functions for the Cayman Subsidiaries.  The Cayman Subsidiaries each pay FT Services a monthly fee equal to an annual rate of 0.20% of its average daily net assets.  Administrative fees paid by each Fund are reduced on assets invested in a Cayman Subsidiary, in an amount not to exceed the administrative fees paid by such Cayman Subsidiary.

As discussed above, investment management and administration services will be bundled into the New Investment Management Agreements and New Cayman Subsidiary Investment Management Agreements, but FT Services is expected to serve as sub-administrator for each Fund and its Cayman Subsidiary after approval of the New Investment Management Agreements.

Shareholder Servicing and Transfer Agent.  The shareholder servicing agent and transfer agent for each Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.  FTIS is an indirect, wholly-owned subsidiary of Resources and an affiliate of FAI and Pelagos.  FTIS receives a fee for servicing shareholder accounts of each Fund.  Each Fund also will reimburse FTIS for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with each Fund.  For the fiscal year ended May 31, 2013, FTIS received $0 in connection with its services as shareholder servicing agent and transfer agent for the Commodities Fund and received $0 in connection with its services as shareholder servicing agent and transfer agent for the Managed Futures Fund.

FTIS will continue to act as shareholder servicing agent and transfer agent for each Fund after approval of the New Investment Management Agreements.

Private Placement Agent/Distributor.  Franklin Templeton Financial Services, Inc. (“FTFS”), One Franklin Parkway, San Mateo, CA 94403, has an agreement with the Trust to serve as the private placement agent of each Fund.  FTFS is an indirect, wholly owned subsidiary of Resources and is an affiliate of FAI and Pelagos.

FTFS will continue to act as private placement agent for each Fund after approval of the New Investment Management Agreements.

It is anticipated that in the near future, shares of the Commodities Fund will be publicly offered, and upon the commencement of the public offering of the Commodities Fund, Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, will act as the principal underwriter in the continuous public offering of the Commodities Fund's shares, and FTFS will no longer serve as private placement agent for the Commodities Fund.

Custodian.  The Bank of New York Mellon, Mutual Funds Division (“BNYM”), 100 Church Street, New York, NY 10286, acts as custodian of the securities and other assets of each Fund and its Cayman Subsidiary.  As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

BNYM will continue to act as custodian for each Fund and its Cayman Subsidiary after approval of the New Investment Management Agreements.

Independent Registered Public Accounting Firm.  Ernst & Young LLP (“E&Y”), 200 Clarendon Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund and its Cayman Subsidiary.  The independent registered public accounting firm audits the financial statements included in the Trust's Annual Report to Shareholders.

E&Y will continue to act as the independent registered public accounting firm for each Fund and its Cayman Subsidiary after approval of the New Investment Management Agreements.

Shareholder Reports.  Each Fund’s most recent annual shareholder report, including financial statements, for the fiscal year ended May 31, 2013, has been previously distributed to shareholders and are available free of charge.  To obtain a copy, please call (800) 623-2350, extension 1123504 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, California 95899-7151.

Other Disclosure Documents.  More information about each Fund is included in: (i) a Fund’s Form N-1A Part A dated October 1, 2012; and (ii) a Fund’s Form N-1A Part B dated October 1, 2012, relating to a Fund’s Part A.  You may request a free copy of a Fund’s Part A or Part B of Form N-1A.  To obtain a copy, please call (800) 623-2350, extension 1123504 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, California 95899-7151.  This Statement omits certain information contained in the Form N-1A registration statement of the Funds.  Reference is hereby made to such Form N-1A registration statement, including the exhibits and amendments thereto, for further information with respect to the Funds.

Each Fund files consent solicitation materials, proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Contacting the Board.  If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board at the Funds’ offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary.  The correspondence will be given to the Board for review and consideration.

Shareholder Proposals.  Each Fund is not required and do not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of a Fund’s shareholders should send his or her written proposal to the Funds’ offices, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in a Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and a Fund’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

Record Shareholders

As of July 31, 2013 the outstanding shares of the Commodities Fund and the Managed Futures Fund were as follows:

Fund	Outstanding Shares
Commodities Fund	11,410,703.583
Managed Futures Fund	1,392,884.563

Principal Shareholders

As of July 31, 2013, the officers and Trustees of the Trust as a group owned or controlled less than 1% of each of the Funds.  As of the same date, the following shareholders owned, of record and beneficially, 5% or more of the outstanding shares of the Commodities Fund or the Managed Futures Fund.  The address of each shareholder of record is One Franklin Parkway, San Mateo, California 94403-1906.  For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and  holder of record of more than 25% of the outstanding voting securities of the Commodities Fund or the Managed Futures Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Commodities Fund- Name of Record/ Beneficial Owner	Number of Shares	Percentage of Fund
Franklin Templeton Conservative Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	2,355,547.406	20.6%
Franklin Templeton Moderate Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	4,831,332.891	42.3%
Franklin Templeton Growth Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	3,441,203.550	30.2%

Managed Futures Fund- Name of Record/ Beneficial Owner	Number of Shares	Percentage of Fund
Franklin Templeton Conservative Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	210,781.483	15.1%
Franklin Templeton Moderate Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	439,386.767	31.5%

Managed Futures Fund- Name of Record/ Beneficial Owner	Number of Shares	Percentage of Fund
Franklin Templeton Growth Allocation Fund One Franklin Parkway San Mateo, California 94403-1906	303,925.287	21.8%
Franklin Advisers, Inc. One Franklin Parkway San Mateo, California 94403-1906	345,869.298	24.8%

Exhibit A- Form of Franklin Pelagos Commodities Strategy Fund Investment Management Agreement

INVESTMENT MANAGEMENT AGREEMENT

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

on behalf of

FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of September __, 2013, is made between FRANKLIN ALTERNATIVE STRATEGIES FUNDS, a Delaware statutory trust (the “Trust”), on behalf of FRANKLIN PELAGOS COMMODITIES STRATEGY FUND (the “Fund”), a series of the Trust, and PELAGOS CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940 (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and,

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.           Employment of the Manager.  The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.           Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.           Investment Management Services.

(a)           The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time.  In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised.  The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions, and (iii) the extent to which those decisions have been implemented.

(b)           The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions.  When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied.  The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below.  Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)           Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii)           Those brokers and dealers who supply research, statistical and other data to the Manager or its affiliates which the Manager or its affiliates may lawfully and appropriately use in their investment management capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)           When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin Templeton Financial Services, Inc.  (“FTFS”) or other Franklin Templeton Investments affiliate shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which FTFS or other Franklin Templeton Investments affiliate may be a member.  Neither the Manager nor FTFS or other Franklin Templeton Investments affiliate shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement.  This Agreement shall not obligate the Manager, FTFS, or other Franklin Templeton Investments affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or FTFS or other Franklin Templeton Investments affiliate to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d)           The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)           The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)           Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise.  Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto.  Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. Should Manager undertake litigation against an issuer on behalf of the Fund, the Fund agrees to pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets Manager may recover and, in such case, agrees to hold Manager harmless for excluding the Fund from such action.  In the case of class action suits involving issuers held in the Fund, Manager may include information about the Fund for purposes of participating in any settlements.

B.           Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.  The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.           Administrative Services.  The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any sub-adviser or other service provider to the Fund:  (a) providing office space, telephone, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures and approving bills for payment on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with individual Fund shareholders when asked to do so by the Fund’s shareholder servicing agent or other agents of the Fund; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio , including collecting quotations from pricing services engaged by the Fund; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations, periodic earnings reports and other financial data, as appropriate; (g) monitoring and coordinating relationships with organizations serving the Fund, including custodians, transfer agents, public accounting firms, law firms, printers and other third party service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund other than those maintained by the custodian and transfer agent; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all subchapter M of the Internal Revenue Code, and other applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics or other policies adopted by the Trust’s Board of Trustees or by the Fund’s investment manager and sub-advisor and other policies applicable to the Fund; (k) preparing regulatory reports, including without limitations, NSARs, proxy statements, and U.S. and foreign ownership reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002, as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates.  Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.           Other Obligations and Services.  The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.           Delegation of Services.  The Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for the Fund for which it is responsible under Section 2.A. of this Agreement. The Manager will compensate any Sub-Adviser for its services to the Fund.  The Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders is obtained.  The Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement.  The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each delegate in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

3.           Expenses of the Fund.  It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.          Fees and expenses paid to the Manager as provided herein;

B.           Expenses of all audits by independent public accountants;

C.           Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.          Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.           Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.           Taxes levied against the Fund;

G.           Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.          Costs, including the interest expense, of borrowing money;

I.            Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.            Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.          Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.           Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of offering circulars to its shareholders;

M.         Trade association dues;

N.          The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.          The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.           Compensation of the Manager.  The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.           For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as that Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current offering circular and statement of additional information.  The rate of the management fee payable by the Fund shall be calculated daily at an annual rate of 0.85% of the value of the Fund’s net assets.

B.           The management fee payable by the Fund shall be reduced or eliminated to the extent that FTFS has actually received cash payments of tender offer solicitation fees, less certain costs and expenses incurred in connection therewith.  The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.  The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

C.           If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

D.           The Fund intends to invest in FPC Holdings Corporation, a Cayman Islands exempted company (the “Subsidiary”) in respect of which the Manager (i) provides investment advisory and other services and (ii) receives a management fee (the “Subsidiary Management Fee”) pursuant to an investment management agreement by and between the Subsidiary and Manager dated September 1, 2013 (as amended, restated or otherwise modified from time to time, the “Subsidiary Agreement”).  In consideration of the Subsidiary Management Fee paid by the Subsidiary in which the Fund invests, and for as long as the Subsidiary Agreement remains in effect, the Manager agrees to waive irrevocably all or any portion of the Fund Management Fee that would otherwise be paid by the Trust for and on behalf of the Fund to the Manager in any period in an amount equal to the amount of the Subsidiary Management Fee, if any, actually paid by the Subsidiary to the Manager under the Subsidiary Agreement during such period.

5.           Activities of the Manager.  The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.  Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.           Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records.  In performing the services set forth in this Agreement, the Manager:

A.           shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board, and with the provisions of the Trust’s Registration Statement filed on Form N-1A as supplemented or amended from time to time;

B.           will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.           Liabilities of the Manager.

A.           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.           Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Trust’s Board of Trustees; or (ii) is within the control of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders.  The Manager shall not be obligated pursuant to the provisions of this Subparagraph 7.B., to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters.  So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 7.B. within thirty (30) days after a bill or statement has been received by the Manager therefor.  This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

C.           No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.           Renewal and Termination.

A.           This Agreement shall become effective on the date written below and shall continue in effect for one (1) year thereafter, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

B.           This Agreement:

(i)           may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Manager;

(ii)           shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii)           may be terminated by the Manager on sixty (60) days’ written notice to the Fund.

C.           As used in this Paragraph the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.           Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.             Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.           Limitation of Liability.  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on September __, 2013.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS on behalf of FRANKLIN PELAGOS COMMODITIES STRATEGY FUND

By:  _____________________________
Steven J. Gray
Title:       Vice President and Secretary

PELAGOS CAPITAL MANAGEMENT, LLC

By:  ____________________________
Stephen P. Burke
Title:       Chief Executive Officer

Exhibit B- Form of Franklin Pelagos Managed Futures Strategy Fund Investment Management Agreement

INVESTMENT MANAGEMENT AGREEMENT

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
on behalf of
FRANKLIN PELAGOS MANAGED FUTURES STRATEGY FUND

THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of September __, 2013, is made between FRANKLIN ALTERNATIVE STRATEGIES FUNDS, a Delaware statutory trust (the “Trust”), on behalf of FRANKLIN PELAGOS MANAGED FUTURES STRATEGY FUND (the “Fund”), a series of the Trust, and PELAGOS CAPITAL MANAGEMENT, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940 (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and,

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, is engaged in the business of rendering investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.           Employment of the Manager.  The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth.  The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.           Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.           Investment Management Services.

(a)           The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time.  In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised.  The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions, and (iii) the extent to which those decisions have been implemented.

(b)           The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions.  When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied.  The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below.  Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)           Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii)           Those brokers and dealers who supply research, statistical and other data to the Manager or its affiliates which the Manager or its affiliates may lawfully and appropriately use in their investment management capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)           When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin Templeton Financial Services, Inc.  (“FTFS”) or other Franklin Templeton Investments affiliate shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which FTFS or other Franklin Templeton Investments affiliate may be a member.  Neither the Manager nor FTFS or other Franklin Templeton Investments affiliate shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement.  This Agreement shall not obligate the Manager, FTFS, or other Franklin Templeton Investments affiliate (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or FTFS or other Franklin Templeton Investments affiliate to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d)           The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)           The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)           Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise.  Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto.  Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. Should Manager undertake litigation against an issuer on behalf of the Fund, the Fund agrees to pay its portion of any applicable legal fees associated with the action or to forfeit any claim to any assets Manager may recover and, in such case, agrees to hold Manager harmless for excluding the Fund from such action.  In the case of class action suits involving issuers held in the Fund, Manager may include information about the Fund for purposes of participating in any settlements.

B.           Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.  The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.           Administrative Services.  The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any sub-adviser or other service provider to the Fund:  (a) providing office space, telephone, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures and approving bills for payment on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with individual Fund shareholders when asked to do so by the Fund’s shareholder servicing agent or other agents of the Fund; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio , including collecting quotations from pricing services engaged by the Fund; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations, periodic earnings reports and other financial data, as appropriate; (g) monitoring and coordinating relationships with organizations serving the Fund, including custodians, transfer agents, public accounting firms, law firms, printers and other third party service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund other than those maintained by the custodian and transfer agent; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all subchapter M of the Internal Revenue Code, and other applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics or other policies adopted by the Trust’s Board of Trustees or by the Fund’s investment manager and sub-advisor and other policies applicable to the Fund; (k) preparing regulatory reports, including without limitations, NSARs, proxy statements, and U.S. and foreign ownership reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002, as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

                      Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates.  Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.           Other Obligations and Services.  The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.           Delegation of Services.  The Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (“Sub-Advisers”) to perform some or all of the services for the Fund for which it is responsible under Section 2.A. of this Agreement.  The Manager will compensate any Sub-Adviser for its services to the Fund.  The Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders is obtained.  The Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement.  The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each delegate in its performance of its duties for the Fund with a view to preventing violations of the federal securities laws.

3.           Expenses of the Fund.  It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.          Fees and expenses paid to the Manager as provided herein;

B.           Expenses of all audits by independent public accountants;

C.           Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.          Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.           Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.           Taxes levied against the Fund;

G.           Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.          Costs, including the interest expense, of borrowing money;

I.            Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.            Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.          Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.           Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of offering circulars to its shareholders;

M.         Trade association dues;

N.          The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.          The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.           Compensation of the Manager.  The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.           For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner as that Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current offering circular and statement of additional information.  The rate of the management fee payable by the Fund shall be calculated daily at an annual rate of 0.85% of the value of the Fund’s net assets.

B.           The management fee payable by the Fund shall be reduced or eliminated to the extent that FTFS has actually received cash payments of tender offer solicitation fees, less certain costs and expenses incurred in connection therewith.  The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.  The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

C.           If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

D.           The Fund intends to invest in FPMF Holdings Corporation, a Cayman Islands exempted company (the “Subsidiary”) in respect of which the Manager (i) provides investment advisory and other services and (ii) receives a management fee (the “Subsidiary Management Fee”) pursuant to an investment management agreement by and between the Subsidiary and Manager dated September 1, 2013 (as amended, restated or otherwise modified from time to time, the “Subsidiary Agreement”).  In consideration of the Subsidiary Management Fee paid by the Subsidiary in which the Fund invests, and for as long as the Subsidiary Agreement remains in effect, the Manager agrees to waive irrevocably all or any portion of the Fund Management Fee that would otherwise be paid by the Trust for and on behalf of the Fund to the Manager in any period in an amount equal to the amount of the Subsidiary Management Fee, if any, actually paid by the Subsidiary to the Manager under the Subsidiary Agreement during such period.

5.           Activities of the Manager.  The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others.  Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.           Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records.  In performing the services set forth in this Agreement, the Manager:

A.           shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board, and with the provisions of the Trust’s Registration Statement filed on Form N-1A as supplemented or amended from time to time;

B.           will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.           Liabilities of the Manager.

A.           In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.           Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees’ fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior express approval of the Trust’s Board of Trustees; or (ii) is within the control of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders.  The Manager shall not be obligated pursuant to the provisions of this Subparagraph 7.B., to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters.  So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 7.B. within thirty (30) days after a bill or statement has been received by the Manager therefor.  This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

C.           No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.           Renewal and Termination.

A.           This Agreement shall become effective on the date written below and shall continue in effect for one (1) year thereafter, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

B.           This Agreement:

(i)           may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Manager;

(ii)           shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii)           may be terminated by the Manager on sixty (60) days’ written notice to the Fund.

C.           As used in this Paragraph the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.           Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.             Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.           Limitation of Liability.  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on September __, 2013.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS on behalf of
FRANKLIN PELAGOS MANAGED FUTURES STRATEGY FUND

By:  _________________________
Steven J. Gray
Title:       Vice President and Secretary

PELAGOS CAPITAL MANAGEMENT, LLC

By:  _________________________
Stephen P. Burke
Title:       Chief Executive Officer

Exhibit C- Officers and Trustees of the Trust Affiliated with Franklin Advisers, Inc. and Pelagos

Name	Trust Position	Principal Occupation
*Gregory E. Johnson	Trustee
Director, President and Chief Executive Officer, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

*Peter A. Langerman	Trustee
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.

Alison E. Baur	Vice President
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson	Chief Executive Officer –Finance and Administration	Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon	Vice President	Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments.
Steven J. Gray	Vice President and Secretary
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes	Vice President – AML Compliance	Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Robert G. Kubilis	Treasurer, Chief Financial Officer and Chief Accounting Officer	Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton Investments.
Thomas A. Nelson	Vice President	Portfolio Manager, Franklin Advisers, Inc.; officer of one of the investment companies in Franklin Templeton Investments.

C-1

Name	Trust Position	Principal Occupation
Robert C. Rosselot	Chief Compliance Officer and Vice President
Director, Global Compliance, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore	Vice President	Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle	Vice President
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

William Yun	President and Chief Executive Officer – Investment Management
Executive Vice President of Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; Executive Vice President – Alternative Strategies, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of one of the investment companies in Franklin Templeton Investments.

*Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.  Peter A. Langerman is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, which is an affiliate of the investment manager of the Commodities Fund and the Managed Futures Fund.

C-2

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Commodities Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September __, 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Commodities Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Commodities Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposals.

The Board of Trustees recommends that shareholders provide their consent to the proposals.  Please carefully review the Consent Solicitation Statement delivered with this consent.

1)  PROPOSAL:  To Approve an Investment Management Agreement with Pelagos Capital Management, LLC on behalf of Franklin Pelagos Commodities Strategy Fund.

CONSENT [ ]	CONSENT WITHHELD [ ]	ABSTAIN [ ]

2)  PROPOSAL:  To Approve the Use of a “Manager of Managers” Structure whereby the Investment Manager will be able to Hire and Replace Affiliated and Unaffiliated Subadvisers Without Shareholder Approval.

CONSENT [ ]	CONSENT WITHHELD [ ]	ABSTAIN [ ]

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES on behalf of the following series:

Franklin Templeton Conservative Allocation Fund

Franklin Templeton Moderate Allocation Fund

Franklin Templeton Growth Allocation Fund

Franklin Templeton Multi-Asset Real Return Fund

Franklin LifeSmart 2015 Retirement Target Fund

Franklin LifeSmart 2020 Retirement Target Fund

Franklin LifeSmart 2025 Retirement Target Fund

Franklin LifeSmart 2030 Retirement Target Fund

Franklin LifeSmart 2035 Retirement Target Fund

Franklin LifeSmart 2040 Retirement Target Fund

Franklin LifeSmart 2045 Retirement Target Fund

Franklin LifeSmart 2050 Retirement Target Fund

By: ____________________________
Name:
Title:

Date:  September 27, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Managed Futures Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September [_], 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Managed Futures Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Managed Futures Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposals.

The Board of Trustees recommends that shareholders provide their consent to the proposals.  Please carefully review the Consent Solicitation Statement delivered with this consent.

1)  PROPOSAL:  To Approve an Investment Management Agreement with Pelagos Capital Management, LLC on behalf of Franklin Pelagos Managed Futures Strategy Fund.

CONSENT [ ]	CONSENT WITHHELD [ ]	ABSTAIN [ ]

2)  PROPOSAL:  To Approve the Use of a “Manager of Managers” Structure whereby the Investment Manager will be able to Hire and Replace Affiliated and Unaffiliated Subadvisers Without Shareholder Approval.

CONSENT [ ]	CONSENT WITHHELD [ ]	ABSTAIN [ ]

Fund:           FRANKLIN TEMPLETON FUND ALLOCATOR SERIES on behalf of the following series:

Franklin Templeton Conservative Allocation Fund

Franklin Templeton Moderate Allocation Fund

Franklin Templeton Growth Allocation Fund

Franklin Templeton Multi-Asset Real Return Fund

Franklin LifeSmart 2015 Retirement Target Fund

Franklin LifeSmart 2020 Retirement Target Fund

Franklin LifeSmart 2025 Retirement Target Fund

Franklin LifeSmart 2030 Retirement Target Fund

Franklin LifeSmart 2035 Retirement Target Fund

Franklin LifeSmart 2040 Retirement Target Fund

Franklin LifeSmart 2045 Retirement Target Fund

Franklin LifeSmart 2050 Retirement Target Fund

By: ____________________________
Name:
Title:

Date:  September 27, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

Franklin Pelagos Managed Futures Strategy Fund
One Franklin Parkway
San Mateo, California 94403-1906

CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby (i) acknowledges receipt of the notice dated September [_], 2013 of the solicitation of consents from the shareholders of Franklin Pelagos Managed Futures Strategy Fund, a series of Franklin Alternative Strategies Funds, a Delaware statutory trust, and the Consent Solicitation Statement related thereto, and (ii) votes all of its shares of Franklin Pelagos Managed Futures Strategy Fund held of record by the undersigned, in the manner designated herein.

This consent, when properly executed, will be voted in accordance with the specification made herein.  If no specification is made, this consent will be counted as a “consent” in favor of the proposals.

The Board of Trustees recommends that shareholders provide their consent to the proposals.  Please carefully review the Consent Solicitation Statement delivered with this consent.

1)  PROPOSAL:  To Approve an Investment Management Agreement with Pelagos Capital Management, LLC on behalf of Franklin Pelagos Managed Futures Strategy Fund.

CONSENT [ ]	CONSENT WITHHELD [ ]	ABSTAIN [ ]

2)  PROPOSAL:  To Approve the Use of a “Manager of Managers” Structure whereby the Investment Manager will be able to Hire and Replace Affiliated and Unaffiliated Subadvisers Without Shareholder Approval.

CONSENT [ ]	CONSENT WITHHELD [ ]	ABSTAIN [ ]

FRANKLIN ADVISERS, INC.

By:  ____________________________
Name:
Title:

Date:  September 27, 2013

Please date and sign this consent and deliver it to the Secretary of Franklin Alternative Strategies Funds, One Franklin Parkway, San Mateo, California 94403-1906